                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                       STATE STREET BANK AND TRUST COMPANY
                                       AND
                           THE SEVEN SEAS SERIES FUND


This Agreement is made as of this 12th day of April, 1988, between The Seven Seas Series Fund, a Massachusetts business trust (the "Investment Company"), and State Street Bank and Trust Company, a Massachusetts bank (the "Adviser").

WHEREAS, the Investment Company is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of one portfolio series, having its own investment policies; and

WHEREAS, State Street Bank and Trust Company ("State Street") is a Massachusetts bank, and is in the business of providing, among other things, fiduciary and investment advisory services; and

WHEREAS, the Investment Company desires to retain the Adviser to render investment advisory services to the Investment Company with respect to the existing Fund and possibly such other funds as the Investment Company and the Adviser may agree upon ("Fund"), and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Investment Company and Adviser agree as follows:

1.   APPOINTMENT OF ADVISER.

     (a) Initial Fund: The Investment Company hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Investment Company warrants that the Adviser has been duly appointed to act hereunder.

     (b) Additional Funds: In the event that the Investment Company establishes one or more Funds other than the Initial Fund with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall so notify the Adviser in writing, indicating the advisory fee to be payable with respect to the additional Fund. If the Adviser is willing to render such services, it shall so notify the Investment Company in writing, whereupon such Fund shall become a Fund hereunder. In such event a writing signed by both the Investment Company and the Adviser shall be annexed hereto as a part hereof indicating that such additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for such Fund.

2. ADVISORY DUTIES. Subject to the supervision of the Board of Trustees of the Investment Company, the Adviser shall manage the investment operations and the composition of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective and policies as stated in the Investment Company's Registration Statement. The Adviser is authorized to engage one or more sub-advisers in connection with the Adviser's duties under this Agreement, which sub-advisers may be affiliates of the Manager. The Adviser's duties hereunder are subject to the following understandings:

     (a) The Adviser shall provide supervision of investments, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

     (b) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Master Trust Agreement, By-Laws and Registration Statement of the Investment Company and with the instructions and directions of the Board of Trustees of the Investment Company, provided, however, the Adviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Adviser; and the Adviser shall conform to and comply with the applicable requirements of the 1940 Act and all other applicable federal or state laws and regulations;

     (c) The Adviser shall promptly communicate to the officers and Trustees of the Investment Company such information relating to Fund transactions as they may reasonably request. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that in the opinion of the Adviser, all accounts are treated equitably and fairly.
In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Investment Company and to such other clients;

     (d) The Adviser shall maintain books and records with respect to the Investment Company's securities transactions and shall render to the Investment Company's Board of Trustees such periodic and special reports as the Board may reasonably request;

     (e) The Adviser shall provide the Investment Company with a list of all securities transactions as reasonably requested by the Investment Company;

     (f) the investment advisory services of the Adviser to the Investment Company under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE COMMISSION. The Adviser, subject to and in accordance with any directions which the Investment Company's Board of Trustees may issue from time to time, shall place, in the name of the Investment Company, orders for the execution of the securities transactions in which any Fund is authorized to invest. When placing such orders, the primary objective of the Adviser shall be to obtain the best net price and execution for the Investment Company but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Investment Company recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 29(e)(3) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Investment Company and/or the Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Investment Company will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Investment Company and the Adviser agree that the Adviser shall select brokers for the execution of any Fund's securities transactions from among:

     a. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Investment Company, specifically including the quotations necessary to determine the Investment Company's net assets, in such amount of total brokerage as may reasonably be required in light of such services.

     b. Those brokers and dealers who provide brokerage and research services to the Adviser and/or its affiliated corporations which relate directly to portfolio securities, actual or potential, of the Investment Company, or which place the Adviser in a better position to make decisions in connection with the management of the Investment Company's assets, whether or not such data may also be useful to the Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

     c. Frank Russell Securities, Inc., the Investment Company's distributor, when the Adviser has determined that the Fund will receive competitive execution, price and commissions. The Adviser shall render regular reports to the Investment Company, not more frequently than quarterly, of how much total brokerage business has been placed with Frank Russell Securities, Inc., and the manner in which the allocation has been accomplished.

The Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Adviser's primary duty to obtain the best net price and execution for the Investment Company.

4. BOOKS AND RECORDS. The Adviser shall keep the Investment Company's books and records required to be maintained by it pursuant to paragraph 2(d) hereof. The Adviser agrees that all records which it maintains for the Investment Company are the property of the Investment Company and it shall surrender promptly to the Investment Company any of such records upon the Investment Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) of the Commission under the 1940 Act. Nothing herein shall prevent the Adviser from maintaining its own records as required by law, which may be a duplication of the Investment Company's records.

5. REPORTS TO ADVISER. The Investment Company agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to shareholders of the Investment Company or the public, which refer in any way to the Adviser, ten (10) days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven (7) days after receipt of such material; provided, however, that the Adviser hereby approves all uses of its name which merely refer in accurate terms to its appointment as investment adviser hereunder, which merely identifies the Investment Company, or which are required by the Securities and Exchange Commission or a state securities commission. In the event of termination of this Agreement, the Investment Company shall, on written request of the Adviser, forthwith delete any reference to the Adviser from any materials described in the preceding sentence. The Investment Company shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Investment Company as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

6. PROXIES. Unless the Investment Company gives written instructions to the contrary, the Adviser shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of any Fund may be invested. The Adviser shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the Investment Company's shareholders.

7. EXPENSES. During the term of this Agreement, the Adviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and the Fund of the Investment Company shall bear all expenses that are incurred in its operations not specifically assumed by the Adviser.

Expenses borne by the Fund will include but not be limited to the following (or the Fund's proportionate share of the following): (a) brokerage commissions relating to securities purchased or sold by the Fund or any losses incurred in connection therewith;
(b) fees payable to and expenses incurred on behalf of the Fund by the Investment Company's administrator; (c) expenses of organizing the Investment Company and the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Investment Company under federal or state securities laws and maintaining such registrations and qualifications;
(e) fees and salaries payable to the Investment Company's Trustees and officers who are not officers or employees of the Investment Company's administrator, any investment adviser or underwriter of the Investment Company; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Investment Company or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates (if any); (l) expenses of setting in type and printing Prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (m) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Investment Company or the Fund; and (n) fees and other expenses incurred in connection with membership in investment company organizations.

8. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in this Agreement, the Investment Company shall pay to the Adviser such compensation as is designated in Exhibit A to this Agreement, so long as the Adviser has not waived all or a portion of such compensation.

9. LIMITATION OF ADVISER'S LIABILITY. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Investment Company, or to any shareholder of the Investment Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Investment Company.

10.  DURATION AND TERMINATION.

     (a) This Agreement shall become effective with respect to each Fund on the date on which the Fund commences offering its shares to the public, so long as, with respect to any additional Funds, the provisions of Section 1(b) have been complied with. This Agreement, unless sooner terminated as provided herein, shall continue for each Fund for two years following the effective date of this Agreement with respect to the Fund, or the date of the first annual or special meeting of the shareholders of the Fund following such effective date, if approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Investment Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board of Trustees of the Investment Company or by vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement may be terminated by the Investment Company at any time, without the payment of any penalty, vote of a majority of those members of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of the Adviser or the Investment Company or by the majority vote of either the entire Board of Trustees of the Investment Company or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser. This Agreement may also be terminated by the Adviser on 90 days' written notice to the Investment Company. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940
Act).

11. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Washington and any applicable federal law.

12. LIMITATION OF LIABILITY. The Master Trust Agreement dated October 3, 1987, as amended from time to time, establishing the Investment Company, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name The Seven Seas Series Fund means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Investment Company hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees or agents of the Investment Company, personally, but shall bind only the trust property of the Investment Company, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Company and signed by an officer of the Investment Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Investment Company as provided in its Master Trust Agreement.

IN WITNESS WHEREOF, the due execution hereof as of the date first above written.

Attest:                                 THE SEVEN SEAS SERIES FUND


By: /s/ Michael S. Caccese              By: /s/ George W. Weber
    --------------------------              --------------------------
Attest:                                 STATE STREET BANK AND TRUST
                                        COMPANY


By: /s/ Timothy B. Harbert              By: /s/ Nicholas A. Lopardo
    --------------------------              --------------------------

                                   EXHIBIT "A"

As consideration for the Adviser's services to the following Fund(s), the Adviser shall receive from the Fund(s) an annual advisory fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of the Fund's average daily net assets during the month:

     The Seven Seas Series Money Market                0.25%

                                     AMENDED
                                   EXHIBIT "A"

                                 January 9, 1991


As consideration for the Adviser's services to the following Funds, the Adviser shall receive from each of these Funds an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Fund's average daily net assets during the month:

     The Seven Seas Series Money Market Fund                0.25%

     The Seven Seas Series US Government Money Market Fund  0.25%

                                LETTER AGREEMENT


State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating a new series to be named The Seven Seas Series US Government Money Market Fund (the "Fund") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Fund pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Fund in return for its investment advisory services will be as set forth in the attached Schedule A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Fund shall be until April 12, 1992.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ George W. Weber
    --------------------------
Its: Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Nicholas A. Lopardo
    -------------------------------

                                LETTER AGREEMENT


January 8, 1992


State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating six new series to be named The Seven Seas Series Short Term Government Bond Fund, The Seven Seas Series S&P 500 Index Fund, The Seven Seas Series S&P Midcap Index Fund, The Seven Seas Series Matrix Synthesis Fund, The Seven Seas Series International European Index Fund, and The Seven Seas Series International Pacific Index Fund (the "Portfolios") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Portfolios pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Portfolios in return for its investment advisory services will be as set forth in the attached Schedule A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Fund shall be until April 12, 1993.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ George W. Weber
    --------------------------
Its: Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Nicholas A. Lopardo
    -------------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                 January 8, 1992


As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

     The Seven Seas Series Money Market Fund                     0.25%

     The Seven Seas Series US Government Money Market Fund       0.25%

     The Seven Seas Series Short Term Government Bond Fund       0.50%

     The Seven Seas Series S&P 500 Index Fund                    0.10%

     The Seven Seas Series S&P Midcap Index Fund                 0.20%

     The Seven Seas Series Matrix Synthesis Fund                 0.75%

     The Seven Seas Series International European Index Fund     0.50%

     The Seven Seas Series International Pacific Index Fund      0.50%

                                LETTER AGREEMENT


July 8, 1992


State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Bond Market Fund and The Seven Seas Series Yield Plus Fund (the "Portfolios") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Portfolios pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Portfolios in return for its investment advisory services will be as set forth in the attached Schedule A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Fund shall be until April 12, 1994.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ George W. Weber
    --------------------------
Its: Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Gustaff V. Fish, Jr.
    -------------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                  July 8, 1992


As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

     The Seven Seas Series Money Market Fund                     0.25%

     The Seven Seas Series US Government Money Market Fund       0.25%

     The Seven Seas Series Short Term Government Bond Fund       0.50%

     The Seven Seas Series S&P 500 Index Fund                    0.10%

     The Seven Seas Series S&P Midcap Index Fund                 0.20%

     The Seven Seas Series Matrix Synthesis Fund                 0.75%

     The Seven Seas Series International European Index Fund     0.50%

     The Seven Seas Series International Pacific Index Fund      0.50%

     The Seven Seas Series Bond Market Fund                      0.30%

     The Seven Seas Series Yield Plus Fund                       0.25%

                                LETTER AGREEMENT

               The Seven Seas Series US Treasury Money Market Fund The Seven Seas Series US Treasury Obligations Fund

                          Investment Advisory Agreement

January 6, 1993


State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series US Treasury Money Market Fund and The Seven Seas Series US Treasury Obligations Fund (the "New Funds") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the New Funds pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Portfolios in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the New Funds shall be until April 12, 1993.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ George W. Weber
    ---------------------------
Its: Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company

By: /s/ Gustaff V. Fish, Jr.
    ---------------------------
      Senior Vice President

                                     AMENDED
                                   EXHIBIT "A"

                                 January 6, 1993


As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

     The Seven Seas Series Money Market Fund                     0.25%

     The Seven Seas Series US Government Money Market Fund       0.25%

     The Seven Seas Series Short Term Government Bond Fund       0.50%

     The Seven Seas Series S&P 500 Index Fund                    0.10%

     The Seven Seas Series S&P Midcap Index Fund                 0.20%

     The Seven Seas Series Matrix Synthesis Fund                 0.75%

     The Seven Seas Series International European Index Fund     0.50%

     The Seven Seas Series International Pacific Index Fund      0.50%

     The Seven Seas Series Bond Market Fund                      0.30%

     The Seven Seas Series Yield Plus Fund                       0.25%

     The Seven Seas Series US Treasury Money Market Fund         0.25%

     The Seven Seas Series US Treasury Obligations Fund          0.25%

                                LETTER AGREEMENT

                  The Seven Seas Series Growth and Income Fund
                     The Seven Seas Series Intermediate Fund

                          Investment Advisory Agreement

April 7, 1993


State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Growth and Income Fund and The Seven Seas Series Intermediate Fund (the "New Funds") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the New Funds pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the New Funds in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the New Funds shall be until April 12, 1994.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ Lynn L. Anderson
    -------------------------------
Its:  President
    -------------------------------

ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company

By: /s/ Timothy B. Harbert
    -------------------------------
      Senior Vice President
    -------------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                 January 6, 1993


As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

     The Seven Seas Series Money Market Fund                     0.25%

     The Seven Seas Series US Government Money Market Fund       0.25%

     The Seven Seas Series Short Term Government Bond Fund       0.50%

     The Seven Seas Series S&P 500 Index Fund                    0.10%

     The Seven Seas Series S&P Midcap Index Fund                 0.20%

     The Seven Seas Series Matrix Synthesis Fund                 0.75%

     The Seven Seas Series International European Index Fund     0.50%

     The Seven Seas Series International Pacific Index Fund      0.50%

     The Seven Seas Series Bond Market Fund                      0.30%

     The Seven Seas Series Yield Plus Fund                       0.25%

     The Seven Seas Series US Treasury Money Market Fund         0.25%

     The Seven Seas Series US Treasury Obligations Fund          0.25%

     The Seven Seas Series Growth and Income Fund                0.85%

     The Seven Seas Series Intermediate Fund                     0.80%

                                LETTER AGREEMENT

               The Seven Seas Series Prime Money Market Portfolio
                   The Seven Seas Series Emerging Markets Fund

                          Investment Advisory Agreement

January 19, 1994


State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Prime Money Market Portfolio and The Seven Seas Series Emerging Markets Fund (the "Portfolios") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Portfolios pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Portfolios in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the New Funds shall be until April 12, 1994.

Please acknowledge your acceptance of acting as adviser to the Portfolios by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ Lynn L. Anderson
    --------------------------
Its: President


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Gustaff V. Fish, Jr., Sr. Vice President

                                     AMENDED
                                   EXHIBIT "A"

                                January 19, 1994


As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

     The Seven Seas Series Money Market Fund                     0.25%

     The Seven Seas Series US Government Money Market Fund       0.25%

     The Seven Seas Series Short Term Government Bond Fund       0.50%

     The Seven Seas Series S&P 500 Index Fund                    0.10%

     The Seven Seas Series S&P Midcap Index Fund                 0.20%

     The Seven Seas Series Matrix Synthesis Fund                 0.75%

     The Seven Seas Series International European Index Fund     0.50%

     The Seven Seas Series International Pacific Index Fund      0.50%

     The Seven Seas Series Bond Market Fund                      0.30%

     The Seven Seas Series Yield Plus Fund                       0.25%

     The Seven Seas Series US Treasury Money Market Fund         0.25%

     The Seven Seas Series US Treasury Obligations Fund          0.25%

     The Seven Seas Series Growth and Income Fund                0.85%

     The Seven Seas Series Intermediate Fund                     0.80%

     The Seven Seas Series Prime Money Market Portfolio          0.15%

     The Seven Seas Series Emerging Markets Fund                 0.75%

                                LETTER AGREEMENT

                The Seven Seas Series Tax Free Money Market Fund

                          Investment Advisory Agreement

July 13,1994


State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating a new series to be named The Seven Seas Series Tax Free Money Market Fund, Class A, Class B and Class C ("Tax Free Fund") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Tax Free Fund pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Tax Free Fund in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Tax Free Fund shall be until April 12, 1995.

Please acknowledge your acceptance of acting as adviser to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ Lynn L. Anderson
    --------------------------
Its:  President
    --------------------------


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Nicholas A. Lopardo
    --------------------------
      Executive Vice President
    --------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                  July 13, 1994


As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

     The Seven Seas Series Money Market Fund                     0.25%

     The Seven Seas Series US Government Money Market Fund       0.25%

     The Seven Seas Series Short Term Government Bond Fund       0.50%

     The Seven Seas Series S&P 500 Index Fund                    0.10%

     The Seven Seas Series S&P Midcap Index Fund                 0.20%

     The Seven Seas Series Matrix Synthesis Fund                 0.75%

     The Seven Seas Series International European Index Fund     0.50%

     The Seven Seas Series International Pacific Index Fund      0.50%

     The Seven Seas Series Bond Market Fund                      0.30%

     The Seven Seas Series Yield Plus Fund                       0.25%

     The Seven Seas Series US Treasury Money Market Fund         0.25%

     The Seven Seas Series US Treasury Obligations Fund          0.25%

     The Seven Seas Series Growth and Income Fund                0.85%

     The Seven Seas Series Intermediate Fund                     0.80%

     The Seven Seas Series Prime Money Market Portfolio          0.15%

     The Seven Seas Series Emerging Markets Fund                 0.75%

     The Seven Seas Series Tax Free Money Market Fund            0.25%

                                LETTER AGREEMENT

                     The Seven Seas Series Real Estate Fund
                      The Seven Seas Series Small Cap Fund
                 The Seven Seas Series Active International Fund

                          Investment Advisory Agreement

October 25, 1994


State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that (1) it is creating a new series to be named The Seven Seas Series Real Estate Equity Fund, (2) it has changed the investment objective and policies of The Seven Seas Series Midcap Index Fund and renamed it The Seven Seas Series Small Cap Fund, and (3) it has changed the investment objective and policies of The Seven Seas Series International European Index Fund and renamed it The Seven Seas Series Active International Fund (collectively, the "Funds"), and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Funds pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Funds in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Tax Free Fund shall be until April 12, 1995.

Please acknowledge your acceptance of acting as adviser to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ Lynn L. Anderson
    --------------------------
Its:  President


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company

By: /s/ Nicholas A. Lopardo, Executive Vice President
    -------------------------------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                October 25, 1994


As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

     The Seven Seas Series Money Market Fund                     0.25%

     The Seven Seas Series US Government Money Market Fund       0.25%

     The Seven Seas Series Short Term Government Securities Fund 0.50%

     The Seven Seas Series S&P 500 Index Fund                    0.10%

     The Seven Seas Series Matrix Equity Fund                    0.75%

     The Seven Seas Series International Pacific Index Fund      0.50%

     The Seven Seas Series Bond Market Fund                      0.30%

     The Seven Seas Series Yield Plus Fund                       0.25%

     The Seven Seas Series US Treasury Money Market Fund         0.25%

     The Seven Seas Series US Treasury Obligations Fund          0.25%

     The Seven Seas Series Growth and Income Fund                0.85%

     The Seven Seas Series Intermediate Fund                     0.80%

     The Seven Seas Series Prime Money Market Portfolio          0.15%

     The Seven Seas Series Emerging Markets Fund                 0.75%

     The Seven Seas Series Tax Free Money Market Fund            0.25%

     The Seven Seas Series Real Estate Equity Fund               0.65%

     The Seven Seas Series Small Cap Fund                        0.75%

     The Seven Seas Series Active International Fund             0.75%